Exhibit 99.1
The Lovesac Company Announces Second Quarter Conference Call Date

Provides Preliminary Sales Outlook for Fiscal Third Quarter

STAMFORD, Conn., October 30, 2023 (GLOBE NEWSWIRE) -- The Lovesac Company (Nasdaq: LOVE) today announced that its second quarter financial results will be released before market open on Friday, November 3, 2023. The Company will host a conference call at 8:30 a.m. Eastern Time to discuss the financial results.

Investors and analysts interested in participating in the call are invited to dial 877-407-3982 (international callers please dial 201-493-6780) approximately 10 minutes prior to the start of the call. A live audio webcast of the conference call will be available online at investor.lovesac.com.

A recorded replay of the conference call will be available within two hours of the conclusion of the call and can be accessed online at investor.lovesac.com for 90 days.

In conjunction with today’s announcement, The Company also provided certain preliminary unaudited and unreviewed sales results for the third quarter of fiscal 2024 ended October 29, 2023.

•Net sales are expected to be in the range of approximately $150 million to $152 million, which is up 11% to 13% from third quarter fiscal 2023.

The select preliminary third quarter fiscal 2024 results included above in this press release are based upon preliminary financial results. These preliminary financial results are based upon information available to management as of the date of this press release. The Company’s actual results may differ from these results due to final adjustments and developments that may arise or information that may become available between now and the time the Company’s financial results for third quarter fiscal 2024 are finalized and included in the Company’s Form 10-Q. These preliminary results may be subject to further adjustment as a result of the restatements of historical results. The Company’s independent registered public accounting firm has not audited, reviewed, or performed any procedures with respect to the preliminary financial results, nor has it expressed any opinion or any other form of assurance on such results.

Keith Siegner, Executive Vice President and Chief Financial Officer, stated, “I want to thank everyone for their patience as we have diligently worked through our financial restatement. We hold ourselves to very high standards of integrity, and the accuracy and reliability of our financial statements is paramount. We are pleased to be in a position to issue this date announcement and are preparing to file our amended financial statements in the coming days.”

Mr. Siegner continued, “We are also pleased to provide a preliminary sales view for the third quarter that delivered a strong performance, with continued market share gains that drove double-digit net sales growth. We look forward to discussing our business and performance on our earnings call later this week.”

Exhibit 99.1
About The Lovesac Company
Based in Stamford, Connecticut, The Lovesac Company (NASDAQ: LOVE) is a technology driven company that designs, manufactures and sells unique, high-quality furniture derived through its proprietary Designed for Life approach which results in products that are built to last a lifetime and designed to evolve as customers' lives do. The current product offering is comprised of modular couches called Sactionals, premium foam beanbag chairs called Sacs, and the Sactionals StealthTech™ Sound + Charge System. As a recipient of Repreve's 6th Annual Champions of Sustainability, responsible production and innovation are at the center of the brand's design philosophy with products protected by a robust portfolio of utility patents. Products are marketed and sold primarily online directly at www.lovesac.com, supported by direct-to-consumer touch points in the form of owned showrooms, as well as through shop-in-shops and pop-up-shops with third party retailers. LOVESAC, DESIGNED FOR LIFE, SACTIONALS, and SACS are trademarks of The Lovesac Company and are Registered in the U.S. Patent and Trademark Office.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other legal authority. Forward-looking statements can be identified by words such as “may,” “believe,” “anticipate,” “could,” “should,” “intend,” “plan,” “will,” “aim(s),” “can,” “would,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “approximately,” “potential,” “goal,” “pro forma,” “strategy,” “outlook” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. All statements, other than statements of historical facts, included in this press release including all statements regarding strategy, future operations, future financial position or projections, the significance and scope of the restatements; the preliminary results for the third fiscal quarter 2024; the quantitative effects of the restatements; the timing of completion of the restatements and SEC filings; the impact of these matters on the Company’s performance and outlook; and any anticipated conclusions of the Company or the Company’s management. These statements are based on management’s current expectations, beliefs and assumptions concerning the future of our business, anticipated events and trends, the economy and other future conditions. We may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not rely on these forward-looking statements. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Among the key factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: changes in the effects of the restatements on the prior financial statements or financial results risks related to the timely and correct completion of the restatement and related filings; the risk that the completion and filing of the 2023 Form 10-K/A and First Quarter 2024 Form 10-Q/A will take longer than expected and will not be completed timely; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to higher than expected charges after completing the restatement process; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to changes in key personnel and any changes in our ability to retain key personnel; the inherent limitations in internal control over financial reporting; the scope of the restatement and the controls and procedures deficiencies; plans to remediate the deficiencies, including the material weakness, with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; the impact of these matters on the Company’s performance and outlook; expectations concerning the Company’s performance and financial outlook, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K and in our Form 10-Qs filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at investor.lovesac.com and on the SEC website at www.sec.gov. Any forward-

Exhibit 99.1
looking statement made by us in this press release speaks only as of the date on which we make it. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

Investor Relations Contacts:
Rachel Schacter, ICR
(203) 682-8200
InvestorRelations@lovesac.com